COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2016
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
NOTE 15. COMMITMENTS AND CONTINGENCIES
LEGAL PROCEEDINGS
We accrue losses for a legal proceeding when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. However, the uncertainties inherent in legal proceedings make it difficult to estimate with reasonable certainty the costs and effects of resolving these matters. Accordingly, actual costs incurred may differ materially from amounts accrued, may exceed applicable insurance coverage and could materially adversely affect our business, cash flows, results of operations, financial condition and prospects. Unless otherwise indicated, we are unable to estimate reasonably possible losses in excess of any amounts accrued.
At December 31, 2016, Sempra Energy’s accrued liabilities for legal proceedings, including associated legal fees and costs of litigation, on a consolidated basis, were $19 million. At December 31, 2016, accrued liabilities for legal proceedings were $16 million for SDG&E and $1 million for SoCalGas. Amounts for Sempra Energy and SoCalGas include $1 million for matters related to the Aliso Canyon natural gas leak, which we discuss below. We discuss our policy regarding accrual of legal fees in Note 1.
SDG&E
2007 Wildfire Litigation
In October 2007, San Diego County experienced several catastrophic wildfires. Reports issued by the California Department of Forestry and Fire Protection (Cal Fire) concluded that two of these fires (the Witch and Rice fires) were SDG&E “power line caused” and that a third fire (the Guejito fire) occurred when a wire securing a Cox Communications’ fiber optic cable came into contact with an SDG&E power line “causing an arc and starting the fire.” A September 2008 staff report issued by the CPUC’s Consumer Protection and Safety Division, now known as the Safety and Enforcement Division, reached substantially the same conclusions as the Cal Fire reports, but also contended that the power lines involved in the Witch and Rice fires and the lashing wire involved in the Guejito fire were not properly designed, constructed and maintained.
SDG&E has resolved almost all of the lawsuits associated with the three fires. Only two appeals remain pending after judgment in the trial court. SDG&E does not expect additional plaintiffs to file lawsuits given the applicable statutes of limitation, but could receive additional settlement demands and damage estimates from the remaining plaintiffs until the cases are resolved. SDG&E establishes reserves for the wildfire litigation as information becomes available and amounts are estimable.
SDG&E has concluded that it is probable that it will be permitted to recover in rates a substantial portion of the costs incurred to resolve wildfire claims in excess of its liability insurance coverage and the amounts recovered from third parties. Accordingly, at December 31, 2016, Sempra Energy and SDG&E have recorded assets of $353 million in Other Regulatory Assets (long-term) on their Consolidated Balance Sheets ($352 million related to CPUC-regulated operations and $1 million related to FERC-regulated operations). In September 2015, SDG&E filed an application with the CPUC seeking authority to recover these costs in rates over a six- to ten-year period. The requested amount is the net estimated CPUC-related cost incurred by SDG&E after deductions for insurance reimbursement and third party settlement recoveries, and reflects a voluntary 10-percent shareholder contribution applied to the net WEMA balance. In April 2016, the CPUC issued a ruling establishing the scope and schedule for the proceeding, which will be managed in two phases. Phase 1 will address SDG&E’s operational and management prudence surrounding the 2007 wildfires. Phase 2 will address whether SDG&E’s actions and decision-making in connection with settling legal claims in relation to the wildfires were reasonable. Should SDG&E conclude that recovery in rates is no longer probable, SDG&E will record a charge against earnings at the time such conclusion is reached. If SDG&E had concluded that the recovery of regulatory assets related to CPUC-regulated operations was no longer probable or was less than currently estimated at December 31, 2016, the resulting after-tax charge against earnings would have been up to approximately $208 million. A failure to obtain substantial or full recovery of these costs from customers, or any negative assessment of the likelihood of recovery, would likely have a material adverse effect on Sempra Energy’s and SDG&E’s results of operations and cash flows.
We discuss how we assess the probability of recovery of our regulatory assets in Note 1.
Lawsuit Against Mitsubishi Heavy Industries, Ltd.
As we discuss in Note 13, on July 18, 2013, SDG&E filed a lawsuit in the Superior Court of California in the County of San Diego against MHI. The lawsuit seeks to recover damages SDG&E has incurred and will incur related to the design defects in the steam generators MHI provided to the SONGS nuclear power plant. The lawsuit asserts a number of causes of action, including fraud, based on the representations MHI made about its qualifications and ability to design generators free from defects of the kind that resulted in the permanent shutdown of the plant and further seeks to set aside the contractual limitation of damages that MHI has asserted. On July 24, 2013, MHI removed the lawsuit to the United States District Court for the Southern District of California and on August 8, 2013, MHI moved to stay the proceeding pending resolution of the dispute resolution process involving MHI and Edison arising from their contract for the purchase and sale of the steam generators. On October 16, 2013, Edison initiated an arbitration proceeding against MHI seeking damages stemming from the failure of the replacement steam generators. In late December 2013, MHI answered and filed a counterclaim against Edison. On March 14, 2014, MHI’s motion to stay the United States District Court proceeding was granted with instructions that require the parties to allow SDG&E to participate in the ongoing Edison/MHI arbitration. As a result, SDG&E participated in the arbitration as a claimant and respondent. The arbitration hearing concluded at the end of April 2016. A decision could be reached in the first half of 2017.
Concluded Matters
Rim Rock Wind Farm. In 2011, the CPUC and FERC approved SDG&E’s estimated $285 million tax equity investment in a wind farm project and its purchase of renewable energy credits from that project. SDG&E’s contractual obligations to both invest in the Rim Rock wind farm and to purchase renewable energy credits from the wind farm under the power purchase agreement were subject to the satisfaction of certain conditions which, if not achieved, would allow SDG&E to terminate the power purchase agreement and not make the investment.
In December 2013, SDG&E and the project developer began litigating claims against each other regarding whether the project developer had timely satisfied all contractual conditions necessary to trigger SDG&E’s obligations to invest in the project and purchase renewable energy credits. On February 11, 2016, SDG&E, the project developer and several of the project developer’s parent and affiliated entities entered into a settlement agreement, which was approved by the CPUC in July 2016 and all related lawsuits were dismissed. Under the settlement agreement, among other things, the parties agreed to terminate the tax equity investment arrangement, continue the power purchase agreement for the wind farm generation and release all claims against each other, while generally continuing the other elements of the 2011 approved decision. The settlement agreement resulted in a $39 million credit to ratepayers.
Smart Meters Patent Infringement Lawsuit. In October 2011, SDG&E was sued by a Texas design and manufacturing company in Federal District Court, Southern District of California, and later transferred to the Federal District Court, Western District of Oklahoma as part of Multi-District Litigation proceedings, alleging that SDG&E’s recently installed smart meters infringed certain patents. The meters were purchased from a third party vendor that has agreed to defend and indemnify SDG&E. The lawsuit sought injunctive relief and recovery of unspecified amounts of damages. The third party vendor has settled the lawsuit without cost to SDG&E, and a dismissal was entered in federal court on July 20, 2016.
SoCalGas
Aliso Canyon Natural Gas Storage Facility Gas Leak
On October 23, 2015, SoCalGas discovered a leak at one of its injection-and-withdrawal wells, SS25, at its Aliso Canyon natural gas storage facility, located in the northern part of the San Fernando Valley in Los Angeles County. The Aliso Canyon facility has been operated by SoCalGas since 1972. SS25 is more than one mile away from and 1,200 feet above the closest homes. It is one of more than 100 injection-and-withdrawal wells at the storage facility.
Stopping the Leak, and Local Community Mitigation Efforts. SoCalGas worked closely with several of the world’s leading experts to stop the leak, and on February 18, 2016, the California Department of Conservation’s Division of Oil, Gas, and Geothermal Resources (DOGGR) confirmed that the well was permanently sealed.
Pursuant to a stipulation and order by the Los Angeles County Superior Court (Superior Court), SoCalGas provided temporary relocation support to residents in the nearby community who requested it before the well was permanently sealed. Following the permanent sealing of the well and the completion of the Los Angeles County Department of Public Health’s (DPH) indoor testing of certain homes in the Porter Ranch community, which concluded that indoor conditions did not present a long-term health risk and that it was safe for residents to return home, the Superior Court issued an order in May 2016, ruling that: (1) currently relocated residents be given the choice to request residence cleaning prior to returning home, with such cleaning to be performed according to the DPH’s proposed protocol and at SoCalGas’ expense, and (2) the relocation program for currently relocated residents would then terminate. SoCalGas completed the cleaning program, and the relocation program ended in July 2016.
Apart from the Superior Court order, in May 2016, the DPH also issued a directive that SoCalGas professionally clean (in accordance with the proposed protocol prepared by the DPH) the homes of all residents located within the Porter Ranch Neighborhood Council boundary, or who participated in the relocation program, or who are located within a five mile radius of the Aliso Canyon natural gas storage facility and have experienced symptoms from the natural gas leak (the Directive). SoCalGas disputes the Directive, contending that it is invalid and unenforceable, and has filed a petition for writ of mandate to set aside the Directive.
The total costs incurred to remediate and stop the leak and to mitigate local community impacts are significant and may increase, and to the extent not covered by insurance (including any costs in excess of applicable policy limits), or if there were to be significant delays in receiving insurance recoveries, such costs could have a material adverse effect on SoCalGas’ and Sempra Energy’s cash flows, financial condition and results of operations.
Cost Estimates and Accounting Impact. As of December 31, 2016, SoCalGas recorded estimated costs of $780 million related to the leak. Of this amount, approximately 70 percent is for the temporary relocation program (including cleaning costs and certain labor costs) and approximately 20 percent is for efforts to control the well, stop the leak, stop or reduce the emissions, and the estimated cost of the root cause analysis being conducted by an independent third party to determine the cause of the leak. The remaining portion of the $780 million includes legal costs incurred to defend litigation, the value of lost gas, the costs to mitigate the actual natural gas released, and other costs. As the value of lost gas reflects the current replacement cost, the value may fluctuate until such time as replacement gas is purchased and injected into storage. SoCalGas adjusts its estimated total liability associated with the leak as additional information becomes available. The $780 million represents management’s best estimate of these costs related to the leak. Of these costs, a substantial portion has been paid and $53 million is recorded as Reserve for Aliso Canyon Costs as of December 31, 2016 on SoCalGas’ and Sempra Energy’s Consolidated Balance Sheets for amounts expected to be paid after December 31, 2016.
As of December 31, 2016, we recorded the expected recovery of the costs described in the immediately preceding paragraph related to the leak of $606 million as Insurance Receivable for Aliso Canyon Costs on SoCalGas’ and Sempra Energy’s Consolidated Balance Sheets. This amount is net of insurance retentions and $169 million of insurance proceeds we received in 2016 related to control of well expenses and temporary relocation costs. If we were to conclude that this receivable or a portion of it was no longer probable of recovery from insurers, some or all of this receivable would be charged against earnings, which would have a material adverse effect on SoCalGas’ and Sempra Energy’s financial condition, results of operations and cash flows.
The above amounts do not include any unsettled damage claims, restitution, or civil, administrative or criminal fines, costs or other penalties that may be imposed in connection with the incident or our responses thereto, as it is not possible to predict the outcome of any civil or criminal proceeding or any administrative action in which such damage awards, restitution or civil, administrative or criminal fines, costs or other penalties could be imposed, and any such amounts, if awarded or imposed, cannot be reasonably estimated at this time. In addition, the recorded amounts above do not include the costs to clean additional homes pursuant to the DPH Directive, future legal costs necessary to defend litigation, and other potential costs that we currently do not anticipate incurring or that we cannot reasonably estimate.
In March 2016, the CPUC issued a decision directing SoCalGas to establish a memorandum account to prospectively track its authorized revenue requirement and all revenues that it receives for its normal, business-as-usual costs to own and operate the Aliso Canyon gas storage field. The CPUC will determine at a later time whether, and to what extent, the authorized revenues tracked in the memorandum account may be refunded to ratepayers. Pursuant to the CPUC’s decision, SoCalGas filed an advice letter requesting to establish a memorandum account to track all normal, business-as-usual costs to own and operate the Aliso Canyon storage field. In September 2016, the advice letter was approved and made effective as of March 17, 2016, the date of the decision directing the company to establish the account.
Insurance. Excluding directors and officers liability insurance, we have four kinds of insurance policies that together provide between $1.2 billion to $1.4 billion in insurance coverage, depending on the nature of the claims. We cannot predict all of the potential categories of costs or the total amount of costs that we may incur as a result of the leak. In reviewing each of our policies, and subject to various policy limits, exclusions and conditions, based upon what we know as of the filing date of this report, we believe that our insurance policies collectively should cover the following categories of costs: costs incurred for temporary relocation (including cleaning costs and certain labor costs), costs to address the leak and stop or reduce emissions, the root cause analysis being conducted to determine the cause of the leak, the value of lost natural gas, costs incurred to mitigate the actual natural gas released, costs associated with litigation and claims by nearby residents and businesses, the costs to clean additional homes pursuant to the DPH Directive, and, in some circumstances depending on their nature and manner of assessment, fines and penalties. We have been communicating with our insurance carriers and, as discussed above, we have received insurance payments for control of well expenses and temporary relocation costs. We intend to pursue the full extent of our insurance coverage for the costs we have incurred or may incur. There can be no assurance that we will be successful in obtaining insurance coverage for these costs under the applicable policies, and to the extent we are not successful, such costs could have a material adverse effect on SoCalGas’ and Sempra Energy’s cash flows, financial condition and results of operations.
Our recorded estimate as of December 31, 2016 of $780 million of certain costs in connection with the Aliso Canyon storage facility leak may rise significantly as more information becomes available, and any costs not included in our estimate could be material. To the extent not covered by insurance (including any costs in excess of applicable policy limits), or if there were to be significant delays in receiving insurance recoveries, such costs could have a material adverse effect on SoCalGas’ and Sempra Energy’s cash flows, financial condition and results of operations.
Governmental Investigations and Civil and Criminal Litigation. Various governmental agencies, including DOGGR, DPH, South Coast Air Quality Management District (SCAQMD), California Air Resources Board (CARB), Los Angeles Regional Water Quality Control Board, California Division of Occupational Safety and Health, CPUC, Pipeline and Hazardous Materials Safety Administration (PHMSA), U.S. Environmental Protection Agency (EPA), Los Angeles County District Attorney’s Office and California Attorney General’s Office, have investigated or are investigating this incident. Other federal agencies (e.g., the DOE and the U.S. Department of the Interior) investigated the incident as part of the joint interagency task force discussed below. In January 2016, DOGGR and the CPUC selected Blade Energy Partners (Blade) to conduct an independent analysis under their supervision and to be funded by SoCalGas to investigate the technical root cause of the Aliso Canyon gas leak. The timing of the root cause analysis is under the control of Blade, the DOGGR and the CPUC.
As of February 27, 2017, 250 lawsuits, including over 14,000 plaintiffs, have been filed in the Los Angeles County Superior Court against SoCalGas, some of which have also named Sempra Energy. These various lawsuits assert causes of action for negligence, negligence per se, strict liability, property damage, fraud, public and private nuisance (continuing and permanent), trespass, inverse condemnation, fraudulent concealment, unfair business practices and loss of consortium, among other things, and additional litigation may be filed against us in the future related to this incident. A complaint alleging violations of Proposition 65 was also filed. Many of these complaints seek class action status, compensatory and punitive damages, civil penalties, injunctive relief, costs of future medical monitoring and attorneys’ fees. All of these cases, other than a matter brought by the Los Angeles County District Attorney, the federal securities class action and one of the federal shareholder derivative actions discussed below, are coordinated before a single court in the Los Angeles County Superior Court for pretrial management.
In addition to the lawsuits described above, a federal securities class action alleging violation of the federal securities laws has been filed against Sempra Energy and certain of its officers and directors in the United States District Court for the Southern District of California, and four shareholder derivative actions alleging breach of fiduciary duties have been filed against certain officers and directors of Sempra Energy and/or SoCalGas, one in the San Diego County Superior Court, one in the United States District Court for the Southern District of California, and two in the Los Angeles County Superior Court. In January 2017, the judge in the coordination proceeding in the Los Angeles County Superior Court granted a petition seeking to coordinate the shareholder derivative actions pending in state court into that proceeding.
Pursuant to the parties’ agreement, the Los Angeles County Superior Court ordered that the individual and business entity plaintiffs (other than the Proposition 65 case, the federal securities class action and the one shareholder derivative action), would proceed by filing consolidated master complaints. Accordingly, in November 2016 the individuals and business entities asserting tort claims filed a First Amended Consolidated Master Case Complaint for Individual Actions through which their separate lawsuits will be managed for pretrial purposes. The consolidated complaint asserts causes of action for negligence, negligence per se, private and public nuisance (continuing and permanent), trespass, inverse condemnation, strict liability, negligent and intentional infliction of emotional distress, fraudulent concealment and loss of consortium against SoCalGas, with certain causes also naming Sempra Energy. The consolidated complaint seeks compensatory and punitive damages for personal injuries, property damage and diminution in property value, a temporary injunction, costs of future medical monitoring, and attorneys’ fees.
Also in January 2017, pursuant to the coordination proceeding, two consolidated class action complaints were filed against SoCalGas and Sempra Energy, one on behalf of a putative class of persons and businesses who own or lease real property within a five-mile radius of the well (the Property Class Action), and a second on behalf of a putative class of all persons and entities conducting business within five miles of the facility (the Business Class Action). Both complaints assert claims for strict liability for ultra-hazardous activities, negligence and violation of California Unfair Competition Law. The Property Class Action also asserts claims for negligence per se, trespass, permanent and continuing public and private nuisance, and inverse condemnation. The Business Class Action also asserts a claim for negligent interference with prospective economic advantage. Both complaints seek compensatory, statutory and punitive damages, injunctive relief and attorneys’ fees.
Three complaints have also been filed by public entities, as follows. These lawsuits are also included in the coordinated proceedings in the Los Angeles County Superior Court. First, the SCAQMD filed a complaint against SoCalGas seeking civil penalties for alleged violations of several nuisance-related statutory provisions arising from the leak and delays in stopping the leak. That suit seeks up to $250,000 in civil penalties for each day the violations occurred. In July 2016, the SCAQMD amended its complaint to seek a declaration that SoCalGas is required to pay the costs of a longitudinal study of the health of persons exposed to the gas leak. In February 2017, SoCalGas and SCAQMD entered into a settlement agreement under which SoCalGas will pay $8.5 million, $1 million of which will be used to pay for a health study, and the SCAQMD will dismiss its complaint and will petition the SCAQMD Hearing Board to terminate the stipulated abatement order described below.
Second, in July 2016, the County of Los Angeles, on behalf of itself and the people of the State of California, filed a complaint against SoCalGas in the Los Angeles County Superior Court for public nuisance, unfair competition, breach of franchise agreement, breach of lease, and damages. This suit alleges that the four natural gas storage fields operated or formerly operated by SoCalGas in Los Angeles County require safety upgrades, including the installation of sub-surface safety shut-off valves on every well. It additionally alleges that SoCalGas failed to comply with the DPH Directive. It seeks preliminary and permanent injunctive relief, civil penalties, and damages for the County’s costs to respond to the leak, as well as punitive damages and attorneys’ fees.
Third, in August 2016, the California Attorney General, acting in an independent capacity and on behalf of the people of the State of California and the CARB, together with the Los Angeles City Attorney, filed a third amended complaint on behalf of the people of the State of California against SoCalGas alleging public nuisance, violation of the California Unfair Competition Law, violations of California Health and Safety Code sections 41700, prohibiting discharge of air contaminants that cause annoyance to the public, and 25510, requiring reporting of the release of hazardous material, as well as California Government Code section 12607 for equitable relief for the protection of natural resources. The complaint seeks an order for injunctive relief, to abate the public nuisance, and to impose civil penalties.
Separately, in February 2016, the Los Angeles County District Attorney’s Office filed a misdemeanor criminal complaint against SoCalGas seeking penalties and other remedies for alleged failure to provide timely notice of the leak pursuant to California Health and Safety Code section 25510(a), Los Angeles County Code section 12.56.030, and Title 19 California Code of Regulations section 2703(a), and for allegedly violating California Health and Safety Code section 41700 prohibiting discharge of air contaminants that cause annoyance to the public. In September 2016, SoCalGas entered into a settlement agreement with the District Attorney’s Office in which it agreed to plead no contest to the notice charge under Health and Safety Code section 25510(a) and agreed to pay the maximum fine of $75,000, penalty assessments of approximately $233,500, and up to $4 million in operational commitments, reimbursement and assessments in exchange for the District Attorney’s Office moving to dismiss the remaining counts at sentencing and settling the complaint (collectively referred to as the District Attorney Settlement). In November 2016, SoCalGas completed the commitments and obligations under the District Attorney Settlement, and on November 29, 2016, the Court approved the settlement and entered judgment on the notice charge. Certain individuals residing near Aliso Canyon who objected to the settlement have filed a notice of appeal of the judgment, as well as a petition asking the Superior Court to set aside the November 29, 2016 order and grant them restitution.
The costs of defending against these civil and criminal lawsuits, cooperating with these investigations, and any damages, restitution, and civil, administrative and criminal fines, costs and other penalties, if awarded or imposed, as well as the costs of mitigating the actual natural gas released, could be significant and to the extent not covered by insurance (including any costs in excess of applicable policy limits), or if there were to be significant delays in receiving insurance recoveries, such costs could have a material adverse effect on SoCalGas’ and Sempra Energy’s cash flows, financial condition and results of operations.
Regulatory Investigations. In February 2017, the CPUC opened a proceeding to determine the feasibility of minimizing or eliminating the use of the Aliso Canyon natural gas storage facility while still maintaining reliability for the region. The order was issued pursuant to the provisions of Senate Bill (SB) 380. The proceeding will be conducted in two phases, with Phase 1 conducting an analysis of the feasibility of reducing or eliminating the use of Aliso Canyon and Phase 2 considering the potential implementation of the Phase 1 analysis. The Phase 1 schedule contemplates public participation hearings and workshops. The scope of the order expressly excludes issues with respect to air quality, public health, causation, culpability or cost responsibility regarding the Aliso Canyon gas leak.
Section 455.5 of the California Public Utilities Code, among other things, directs regulated utilities to notify the CPUC if any portion of a major facility has been out of service for nine consecutive months. Although SoCalGas does not believe the Aliso Canyon facility or any portion of that facility has been out of service for nine consecutive months, SoCalGas provided notification for transparency, and because the process for obtaining authorization to resume injection operations at the facility is taking longer to complete than initially contemplated. In response, and as required by Section 455.5, the CPUC issued a draft OII to address whether the Aliso Canyon facility or any portion of that facility has been out of service for nine consecutive months pursuant to Section 455.5, and if it is determined to have been out of service, whether the CPUC should adjust SoCalGas’ rates to reflect the period the facility is deemed to have been out of service. If the CPUC adopts the order as drafted and as required under Section 455.5, hearings on the investigation will be consolidated with SoCalGas’ next GRC proceeding.
Governmental Orders and Additional Regulation. In January 2016, the Governor of the State of California issued the Governor’s Order proclaiming a state of emergency to exist in Los Angeles County due to the natural gas leak at the Aliso Canyon facility. The Governor’s Order imposes various orders with respect to: stopping the leak; protecting public health and safety; ensuring accountability; and strengthening oversight. Most of the directives in the Governor’s Order have been fulfilled, with the following remaining open items: (1) the prohibition against SoCalGas injecting any natural gas into the Aliso Canyon facility will continue until a comprehensive review, utilizing independent experts, of the safety of the storage wells is completed; (2) applicable agencies must convene an independent panel of scientific and medical experts to review public health concerns stemming from the natural gas leak and evaluate whether additional measures are needed to protect public health; (3) the CPUC must ensure that SoCalGas covers costs related to the natural gas leak and its response, while protecting ratepayers, and CARB was ordered to develop a program to fully mitigate the leak’s emissions of methane by March 31, 2016, with such program to be funded by SoCalGas; and (4) DOGGR, CPUC, CARB and California Energy Commission (CEC) must submit to the Governor’s Office a report that assesses the long-term viability of natural gas storage facilities in California.
In December 2015, SoCalGas made a commitment to mitigate the actual natural gas released from the leak and has been working on a plan to accomplish the mitigation. In March 2016, pursuant to the Governor’s Order, the CARB issued its Aliso Canyon Methane Leak Climate Impacts Mitigation Program, which sets forth its recommended approach to achieve full mitigation of the emissions from the Aliso Canyon natural gas leak. The CARB program requires that reductions in short-lived climate pollutants and other greenhouse gases be at least equivalent to the amount of the emissions from the leak, and that the appropriate global warming potential to be used in deriving the amount of reductions required is based on a 20-year term (rather than the 100-year term the CARB and other state and federal agencies use in regulating emissions), resulting in a target of approximately 9,000,000 metric tons of carbon dioxide equivalent. CARB’s program also provides that all of the mitigation is to occur in California over the next five to ten years without the use of allowances or offsets. In October 2016, CARB issued its final report concluding that the incident resulted in total emissions from 90,350 to 108,950 metric tons of methane, and asserting that SoCalGas should mitigate 109,000 metric tons of methane to fully mitigate the greenhouse gas impacts of the leak. We have not agreed with CARB’s estimate of methane released and continue to work with CARB on developing a mitigation plan.
In January 2016, the Hearing Board of the SCAQMD ordered SoCalGas to take various actions in connection with injecting and withdrawing natural gas at Aliso Canyon, sealing the well, monitoring, reporting, safety and funding a health impact study, among other things. SoCalGas has fulfilled its obligations under the Abatement Order to the satisfaction of the SCAQMD and its Hearing Board, except for the condition that SoCalGas agree to fund the reasonable costs of a study of the health impacts of the leak. SoCalGas tendered an offer to fund the reasonable costs of a health study and a proposed scope of work for the study, which SCAQMD rejected. As described above, SCAQMD amended its civil complaint against SoCalGas to seek a declaration that SoCalGas is required to pay the costs of a longitudinal study of the health of persons exposed to the gas leak. At a status report hearing in January 2017 regarding the progress of compliance with the health study condition, the Hearing Board modified the Abatement Order to retain jurisdiction over the matter until the later of September 30, 2017 and the satisfaction of the health study condition. Pursuant to the settlement agreement between SCAQMD and SoCalGas described above, the SCAQMD agrees that the health study condition has been satisfied and will petition the Hearing Board to terminate the Abatement Order.
PHMSA, DOGGR, SCAQMD, EPA and CARB have each commenced separate rulemaking proceedings to adopt further regulations covering natural gas storage facilities and injection wells. DOGGR issued new regulations following the Governor’s Order as described above, and in 2016, the California Legislature enacted four separate bills providing for additional regulation of natural gas storage facilities. Additional hearings in the California Legislature, as well as with various other federal and state regulatory agencies, have been or may be scheduled, additional legislation has been proposed in the California Legislature, and additional laws, orders, rules and regulations may be adopted. The Los Angeles County Board of Supervisors has formed a task force to review and potentially implement new, more stringent land use (zoning) requirements and associated regulations and enforcement protocols for oil and gas activities, including natural gas storage field operations, which could materially affect new or modified uses of the Aliso Canyon and other natural gas storage fields located in the County.
Higher operating costs and additional capital expenditures incurred by SoCalGas as a result of new laws, orders, rules and regulations arising out of this incident or our responses thereto could be significant and may not be recoverable in customer rates, and SoCalGas’ and Sempra Energy’s cash flows, financial condition and results of operations may be materially adversely affected by any such new laws, orders, rules and regulations.
Natural Gas Storage Operations and Reliability. Natural gas withdrawn from storage is important for service reliability during peak demand periods, including peak electric generation needs in the summer and heating needs in the winter. Aliso Canyon, with a storage capacity of 86 Bcf (which represents 63 percent of SoCalGas’ natural gas storage inventory capacity), is the largest SoCalGas storage facility and an important element of SoCalGas’ delivery system. SoCalGas completed its measurement of the natural gas lost from the leak and calculated that approximately 4.62 Bcf of natural gas was released from the Aliso Canyon natural gas storage facility as a result of the leak. SoCalGas has not injected natural gas into Aliso Canyon since October 25, 2015, pursuant to orders by DOGGR and the governor, and SB 380. Limited withdrawals of natural gas from Aliso Canyon have been made in 2017 to augment gas supplies during critical demand periods. In November 2016, SoCalGas submitted a request to DOGGR seeking authorization to resume injection operations at the Aliso Canyon storage facility. In accordance with SB 380, DOGGR held public meetings in the affected community to provide the public an opportunity to comment on the safety review findings, and the comment period has expired. It remains for DOGGR to issue its safety determination after which, the CPUC must concur with DOGGR’s safety determination, before injections at the facility can resume.
If the Aliso Canyon facility were to be taken out of service for any meaningful period of time, it could result in an impairment of the facility, significantly higher than expected operating costs and/or additional capital expenditures, and natural gas reliability and electric generation could be jeopardized. At December 31, 2016, the Aliso Canyon facility has a net book value of $531 million, including $217 million of construction work in progress for the project to construct a new compression station. Any significant impairment of this asset could have a material adverse effect on SoCalGas’ and Sempra Energy’s results of operations for the period in which it is recorded. Higher operating costs and additional capital expenditures incurred by SoCalGas may not be recoverable in customer rates, and SoCalGas’ and Sempra Energy’s results of operations, cash flows and financial condition may be materially adversely affected.
Concluded Matter
SoCalGas, along with Monsanto Co., Solutia, Inc., Pharmacia Corp. and Pfizer, Inc., were defendants in seven Los Angeles County Superior Court lawsuits filed beginning in April 2011 seeking recovery of unspecified amounts of damages, including punitive damages, as a result of plaintiffs’ exposure to PCBs (polychlorinated biphenyls). The lawsuits alleged plaintiffs were exposed to PCBs not only through the food chain and other various sources but from PCB-contaminated natural gas pipelines owned and operated by SoCalGas. This contamination allegedly caused plaintiffs to develop cancer and other serious illnesses. Plaintiffs asserted various bases for recovery, including negligence and products liability. As of February 2017, SoCalGas has settled all of the seven lawsuits for an amount that is not significant.
Sempra Mexico
Permit Challenges and Property Disputes
Sempra Mexico has been engaged in a long-running land dispute relating to property adjacent to its Energía Costa Azul LNG terminal near Ensenada, Mexico. Ownership of the adjacent property is not required by any of the environmental or other regulatory permits issued for the operation of the terminal. A claimant to the adjacent property has nonetheless asserted that his health and safety are endangered by the operation of the facility, and in February 2011, filed an action in the Federal Court challenging the permits. In September 2016, the Federal Court dismissed the lawsuit in which the permits were challenged.
The claimant also filed complaints in the federal Agrarian Court challenging the refusal of the Secretaría de la Reforma Agraria (now the Secretaría de Desarrollo Agrario, Territorial y Urbano, or SEDATU) in 2006 to issue a title to him for the disputed property. In November 2013, the Agrarian Court ordered that SEDATU issue the requested title and cause it to be registered. Both SEDATU and Sempra Mexico challenged the ruling, due to lack of notification of the underlying process. Both challenges are pending to be resolved by a Federal Court. Sempra Mexico expects additional proceedings regarding the claims, although such proceedings are not related to the permit challenges referenced above.
The property claimant also filed a lawsuit in July 2010 against Sempra Energy in Federal District Court in San Diego seeking compensatory and punitive damages as well as the earnings from the Energía Costa Azul LNG terminal based on his allegations that he was wrongfully evicted from the adjacent property and that he has been harmed by other allegedly improper actions. In September 2015, the Court granted Sempra Energy’s motion for summary judgment and closed the case. The claimant has appealed the summary judgment and an earlier order dismissing certain of his causes of action. Argument on the appeal is scheduled for March 2017.
Additionally, several administrative challenges are pending in Mexico before the Mexican environmental protection agency and the Federal Tax and Administrative Courts seeking revocation of the environmental impact authorization issued to Energía Costa Azul in 2003. These cases generally allege that the conditions and mitigation measures in the environmental impact authorization are inadequate and challenge findings that the activities of the terminal are consistent with regional development guidelines.
Two real property cases have been filed against Energía Costa Azul. In one, the plaintiffs seek to annul the recorded property title for a parcel on which the Energía Costa Azul LNG terminal is situated and to obtain possession of a different parcel that allegedly sits in the same place. A second complaint was served in April 2013 seeking to invalidate the contract by which Energía Costa Azul purchased another of the terminal parcels, on the grounds the purchase price was unfair. In January 2016, the second complaint was dismissed by the Federal Agrarian Court. Sempra Mexico expects further proceedings on these two matters.
In 2015, the Yaqui tribe, with the exception of the Bácum community, granted its consent and a right-of-way easement agreement for the construction of the Guaymas-El Oro segment of IEnova’s Sonora natural gas pipeline that crosses its territory. Representatives of the Bácum community filed an amparo claim in Mexican Federal Court demanding the right to withhold consent for the project, the stoppage of work in the Yaqui territory and damages. The judge granted a suspension order that prohibited the construction through the Bácum community territory only. As a result, IEnova was delayed in the construction of the approximately 14 kilometers of pipeline that pass through territory of the Yaqui tribe. The CFE has agreed to extend the deadline for commercial operations until late April 2017. Later-appointed Bácum authorities have requested that the Mexican Federal Court dismiss the amparo claim. In the meantime, the portion of the pipeline crossing the Bácum territory has been completed.
In December 2012, Backcountry Against Dumps, Donna Tisdale and the Protect Our Communities Foundation filed a complaint in the United States District Court for the Southern District of California seeking to invalidate the presidential permit issued by the DOE for Energía Sierra Juárez’s cross-border generation tie line (Gen-tie line) connecting the Energía Sierra Juárez wind project in Mexico to the electric grid in the United States. The suit alleged violations of the National Environmental Policy Act (NEPA), the Endangered Species Act, the Migratory Bird Treaty Act and the Bald and Golden Eagle Protection Act. Plaintiffs filed a motion for summary judgment, which the court largely denied in September 2015. One NEPA claim, however, was not resolved – whether the Environmental Impact Statement’s (EIS) assessment of alleged extraterritorial impacts of the Gen-tie line in the United States on the environment in Mexico was inadequate (the “extraterritorial impact issue”) – and was the subject of additional briefing in 2016. On January 30, 2017, the Court issued a ruling on the extraterritorial impact issue and, contrary to its prior ruling, ruled that the EIS was deficient for not considering the effects in Mexico of both the U.S. and Mexican portion of the Gen-tie line and the wind farm itself. The Court has not yet made a decision on the ultimate remedy, and a final judgment has not been entered.
Sempra LNG & Midstream
Beginning in April 2012, a series of lawsuits were filed against Mobile Gas in Mobile County Circuit Court alleging that in the first half of 2008 Mobile Gas spilled tert-butyl mercaptan, an odorant added to natural gas for safety reasons, in Eight Mile, Alabama. Under the terms of the agreement to sell the outstanding equity of EnergySouth, the parent company of Mobile Gas, as discussed in Note 3, this litigation and any associated liabilities and insurance receivable were retained by Mobile Gas at the close of the transaction in September 2016.
Other Litigation
Sempra Energy holds a noncontrolling interest in RBS Sempra Commodities, a limited liability partnership in the process of being liquidated. RBS, our partner in the joint venture, paid an £86 million assessment in October 2014 to the United Kingdom’s Revenue and Customs Department (HMRC) for denied value-added tax (VAT) refund claims filed in connection with the purchase of carbon credit allowances by RBS Sempra Energy Europe (RBS SEE), a subsidiary of RBS Sempra Commodities. RBS SEE has since been sold to JP Morgan and later to Mercuria Energy Group, Ltd. HMRC asserted that RBS was not entitled to reduce its VAT liability by VAT paid on certain carbon credit purchases during 2009 because RBS knew or should have known that certain vendors in the trading chain did not remit their own VAT to HMRC. After paying the assessment, RBS filed a Notice of Appeal of the assessment with the First-Tier Tribunal. The First-Tier Tribunal held a preliminary hearing in September 2016 to determine whether HMRC’s assessment was time-barred. On January 20, 2017, the Tribunal issued a decision in favor of HMRC concluding that the assessment was not time-barred. RBS may appeal the First-Tier Tribunal’s decision to the Upper Tribunal. If RBS does not appeal the decision, there will be a hearing on the substantive matter regarding whether RBS knew or should have known that certain vendors in the trading chain did not remit their VAT to HMRC.
During 2015, liquidators, acting on behalf of ten companies (the Companies) that engaged in carbon credit trading via chains that included a company that RBS SEE traded with directly, filed a claim in the High Court of Justice asserting damages of £146 million against RBS and Mercuria Energy Europe Trading Limited (the Defendants). The claim alleges that the Defendants’ participation in the purchase and sale of carbon credits resulted in the Companies’ carbon credit trading transactions creating a VAT liability they were unable to pay. JP Morgan has notified us that Mercuria Energy Group, Ltd. has sought indemnity for the claim, and JP Morgan has in turn sought indemnity from us.
Our remaining balance in RBS Sempra Commodities is accounted for under the equity method. The investment balance of $67 million at December 31, 2016 reflects remaining distributions expected to be received from the partnership as it is liquidated. The timing and amount of distributions may be impacted by these matters. We discuss RBS Sempra Commodities further in Note 4.
We are also defendants in ordinary routine litigation incidental to our businesses, including personal injury, employment litigation, product liability, property damage and other claims. Juries have demonstrated an increasing willingness to grant large awards, including punitive damages, in these types of cases.
CONTRACTUAL COMMITMENTS
Natural Gas Contracts
SoCalGas has the responsibility for procuring natural gas for both SDG&E’s and SoCalGas’ core customers in a combined portfolio. SoCalGas buys natural gas under short-term and long-term contracts for this portfolio. Purchases are from various producing regions in the southwestern U.S., U.S. Rockies, and Canada and are primarily based on published monthly bid-week indices.
SoCalGas transports natural gas primarily under long-term firm interstate pipeline capacity agreements that provide for annual reservation charges, which are recovered in rates. SoCalGas has commitments with interstate pipeline companies for firm pipeline capacity under contracts that expire at various dates through 2031.
Sempra LNG & Midstream’s and Sempra Mexico’s businesses have various capacity agreements for natural gas storage and transportation. In addition, Sempra Mexico has a natural gas purchase agreement to fuel a natural gas-fired power plant.
In May 2016, Sempra LNG & Midstream permanently released certain pipeline capacity that it held with Rockies Express and others. The effect of the permanent capacity releases resulted in a pretax charge of $206 million ($123 million after-tax), which is included in Other Cost of Sales on the Sempra Energy Consolidated Statement of Operations. The charge represents an acceleration of costs that would otherwise have been recognized over the duration of the contracts. Sempra LNG & Midstream has recorded a liability for these costs, less expected proceeds generated from the permanent capacity releases. Sempra LNG & Midstream’s related obligation to make future capacity payments through November 2019 is included in the table below.
At December 31, 2016, the future minimum payments under existing natural gas contracts and natural gas storage and transportation contracts were

FUTURE MINIMUM PAYMENTS – SEMPRA ENERGY CONSOLIDATED
(Dollars in millions)
	Storage and transportation	Natural gas(1)	Total(1)
2017	$240	$148	$388
2018	213	84	297
2019	138	1	139
2020	42	—	42
2021	42	—	42
Thereafter	144	—	144
Total minimum payments	$819	$233	$1,052

(1)	Excludes amounts related to LNG purchase agreements discussed below.

FUTURE MINIMUM PAYMENTS – SOCALGAS
(Dollars in millions)
	Transportation	Natural gas	Total
2017	$123	$16	$139
2018	104	1	105
2019	52	1	53
2020	23	—	23
2021	23	—	23
Thereafter	82	—	82
Total minimum payments	$407	$18	$425

Total payments under natural gas contracts and natural gas storage and transportation contracts as well as payments to meet additional portfolio needs at Sempra Energy Consolidated and SoCalGas were

PAYMENTS UNDER NATURAL GAS CONTRACTS
(Dollars in millions)
	Years ended December 31,
	2016	2015	2014
Sempra Energy Consolidated	$1,169	$1,200	$1,984
SoCalGas	966	975	1,735

LNG Purchase Agreement
Sempra LNG & Midstream has a purchase agreement for the supply of LNG to the Energía Costa Azul terminal. The agreement is priced using a predetermined formula based on forward prices of the index applicable from 2017 to 2028 and an estimated one percent escalation in 2029. Although this agreement specifies a number of cargoes to be delivered, under its terms, the customer may divert certain cargoes, which would reduce amounts paid under the agreement by Sempra LNG & Midstream. At December 31, 2016, the following LNG commitment amounts are based on the assumption that all cargoes, less those already confirmed to be diverted, under the agreement are delivered:

LNG COMMITMENT AMOUNTS
(Dollars in millions)
2017	$446
2018	459
2019	416
2020	423
2021	434
Thereafter	4,004
Total	$6,182

Actual LNG purchases in 2016, 2015 and 2014 have been significantly lower than the maximum amount required under the agreement due to the customer electing to divert most cargoes as allowed by the agreement.
Purchased-Power Contracts
For 2017, SDG&E expects to meet its customer power requirements from the following resource types:

▪	Long-term contracts: 40 percent (of which 35 percent is provided by renewable energy contracts expiring on various dates through 2041)

▪	Other SDG&E-owned generation and tolling contracts (including OMEC): 45 percent

▪	Spot market purchases: 15 percent
Chilquinta Energía and Luz del Sur also have purchased-power contracts, expiring on various dates extending through 2031, which cover most of the consumption needs of the companies’ customers. These commitments are included under Sempra Energy Consolidated in the table below.
In July 2016, the Ministry of Energy and Mines in Peru amended the basis upon which tolling fees are billed for transmission connection from the generator to the distributor. Prior to the change in law, tolling fees were based on contracted capacity. As a result of the change in law, tolling fees are now based on coincident peak demand, resulting in a variable contractual commitment.
At December 31, 2016, the fixed and determinable estimated future minimum payments under long-term purchased-power contracts were

FUTURE MINIMUM PAYMENTS – PURCHASED-POWER CONTRACTS
(Dollars in millions)
	Sempra Energy Consolidated	SDG&E
2017	$666	$563
2018	672	556
2019	664	546
2020	606	487
2021	608	487
Thereafter	6,205	5,865
Total minimum payments(1)	$9,421	$8,504

(1)	Excludes purchase agreements accounted for as capital leases and amounts related to Otay Mesa VIE, as it is consolidated by Sempra Energy and SDG&E.

Payments on these contracts represent capacity charges and minimum energy and transmission purchases that exceed the minimum commitment. SDG&E, Chilquinta Energía and Luz del Sur are required to pay additional amounts for actual purchases of energy that exceed the minimum energy commitments. Total payments under purchased-power contracts were

PAYMENTS UNDER PURCHASED-POWER CONTRACTS
(Dollars in millions)
	Years ended December 31,
	2016	2015	2014
Sempra Energy Consolidated	$1,667	$1,573	$1,574
SDG&E	752	715	710

Operating Leases
Sempra Energy Consolidated, SDG&E and SoCalGas have operating leases on real and personal property expiring at various dates from 2017 through 2054. Certain leases on office facilities contain escalation clauses requiring annual increases in rent ranging from two percent to five percent at Sempra Energy Consolidated, SDG&E and SoCalGas. The rentals payable under these leases may increase by a fixed amount each year or by a percentage of a base year, and most leases contain extension options that we could exercise.
The California Utilities have an operating lease agreement for future acquisitions of fleet vehicles with an aggregate maximum lease limit of $150 million, $125 million of which has been utilized as of December 31, 2016.
Rent expense for operating leases is as follows:

RENT EXPENSE – OPERATING LEASES
(Dollars in millions)
	Years ended December 31,
	2016	2015	2014
Sempra Energy Consolidated	$77	$78	$78
SDG&E	28	27	26
SoCalGas	38	39	38

At December 31, 2016, the minimum rental commitments payable in future years under all noncancelable operating leases were

FUTURE MINIMUM PAYMENTS – OPERATING LEASES
(Dollars in millions)
	Sempra Energy Consolidated	SDG&E	SoCalGas
2017	$78	$27	$42
2018	69	23	38
2019	61	22	32
2020	54	20	27
2021	49	19	25
Thereafter	306	71	134
Total future minimum rental commitments	$617	$182	$298

Capital Leases
Power Purchase Agreements
SDG&E has four power purchase agreements with peaker plant facilities, one of which went into commercial operation in 2015. All four are accounted for as capital leases. At December 31, 2016, capital lease obligations for these leases, three with a 25-year term and one with a 9-year term, were valued at $239 million.
In 2015, SDG&E entered into a CPUC-approved 25-year power purchase agreement with a peaker plant facility that is currently under construction. Beginning with the initial delivery of the contracted power, scheduled in June 2017, the power purchase agreement will be accounted for as a capital lease.
The entities that own the peaker plant facilities are VIEs of which SDG&E is not the primary beneficiary. SDG&E does not have any additional implicit or explicit financial responsibility related to these VIEs.
At December 31, 2016, the future minimum lease payments and present value of the net minimum lease payments under these capital leases for both Sempra Energy Consolidated and SDG&E were

FUTURE MINIMUM PAYMENTS – POWER PURCHASE AGREEMENTS
(Dollars in millions)
2017	$77
2018	104
2019	104
2020	104
2021	104
Thereafter	1,806
Total minimum lease payments(1)	2,299
Less: estimated executory costs	(517)
Less: interest(2)	(1,043)
Present value of net minimum lease payments(3)	$739

(1)
This amount will be recorded over the lives of the leases as Cost of Electric Fuel and Purchased Power on Sempra Energy’s and SDG&E’s Consolidated Statements of Operations. This expense will receive ratemaking treatment consistent with purchased-power costs, which are recovered in rates.

(2)	Amount necessary to reduce net minimum lease payments to present value at the inception of the leases.

(3)
Includes $8 million in Current Portion of Long-Term Debt and $231 million in Long-Term Debt on Sempra Energy’s and SDG&E’s Consolidated Balance Sheets at December 31, 2016. Of the present value of net minimum lease payments, $500 million will be recorded as a capital lease obligation when construction of the peaker plant facility is completed and delivery of contracted power commences, which is scheduled to occur in June 2017.

The annual amortization charge for the power purchase agreements was $4 million in 2016, $4 million in 2015 and $3 million in 2014.
In January 2017, SDG&E entered into a CPUC-approved 20-year power purchase agreement with a 500-MW intermediate stage power plant facility to be constructed. Upon commercial operation, scheduled in 2018, the power purchase agreement will be accounted for as a capital lease.
Headquarters Build-to-Suit Lease
Sempra Energy has a 25-year, build-to-suit lease for its San Diego, California, headquarters completed in 2015. We began occupying the building in the second half of 2015, concurrent with the termination of the prior headquarters lease. As a result of our involvement during and after the construction period, we have recorded the related assets and financing liability for construction costs incurred under this build-to-suit leasing arrangement.
The building is being depreciated on a straight-line basis over its estimated useful life and the associated lease payments are allocated between interest expense and amortization of the financing obligation over the lease period. Further, a portion of the lease payments pertain to the lease of the underlying land and are recorded as rental expense. The balance of the financing obligation, representing the net present value of the future minimum lease payments on the building, is $137 million at December 31, 2016.
At December 31, 2016, the future minimum lease payments on the lease are as follows:

FUTURE MINIMUM PAYMENTS – BUILD-TO-SUIT LEASE
(Dollars in millions)
2017	$10
2018	10
2019	10
2020	11
2021	11
Thereafter	245
Total minimum lease payments	$297

Other Capital Leases
Sempra South American Utilities entered into capital lease agreements for fleet vehicles and other assets in 2015. At December 31, 2016, the future minimum lease payments under these capital leases for Sempra Energy Consolidated were $2 million in 2017, $2 million in 2018, $1 million in 2019, negligible in 2020 and 2021 and $8 million thereafter. The net present value of the minimum lease payments is $6 million at December 31, 2016.
The annual depreciation charge for the fleet vehicles and other assets in 2016, 2015 and 2014 was $2 million, $4 million and $4 million, respectively, at Sempra Energy Consolidated, including $1 million, $2 million and $2 million, respectively, at SDG&E and $1 million, $2 million and $2 million, respectively, at SoCalGas.
Construction and Development Projects
Sempra Energy Consolidated has various capital projects in progress in the United States, Mexico and South America. Sempra Energy’s total commitments under these projects are approximately $827 million, requiring future payments of $398 million in 2017, $73 million in 2018, $44 million in 2019, $39 million in 2020, $28 million in 2021 and $245 million thereafter. The following is a summary by segment of contractual commitments and contingencies related to such projects.
SDG&E
At December 31, 2016, SDG&E has commitments to make future payments of $143 million for construction projects that include

▪	$80 million for infrastructure improvements for natural gas and electric transmission and distribution operations;

▪	$49 million for the engineering, material procurement and construction costs primarily associated with the San Luis Rey Synchronous Condenser and Bay Boulevard Substation relocation projects; and

▪	$14 million related to spent fuel management at SONGS.
SDG&E expects future payments under these contractual commitments to be $59 million in 2017, $44 million in 2018, $17 million in 2019, $12 million in 2020, $3 million in 2021 and $8 million thereafter.
SoCalGas
At December 31, 2016, SoCalGas has commitments to make future payments of $13 million for contracts related to the procurement of gas rotary meters. SoCalGas expects the future payments under these contractual commitments to approximate $3 million each year in 2017 through 2019 and $4 million in 2020.
Sempra South American Utilities
At December 31, 2016, Sempra South American Utilities has commitments to make future payments of $21 million for the construction of substations and related transmission lines. The future payments under these contractual commitments are all expected to be made in 2017.
Sempra Mexico
At December 31, 2016, Sempra Mexico has commitments to make future payments of $470 million for contracts related to the construction of various natural gas pipelines and ongoing maintenance services. Sempra Mexico expects future payments under these contractual commitments to be $135 million in 2017, $26 million in 2018, $24 million in 2019, $23 million in 2020, $25 million in 2021 and $237 million thereafter.
Sempra Renewables
At December 31, 2016, Sempra Renewables has commitments to make future payments of $166 million for contracts related to the construction of renewable energy projects. The future payments under these contractual commitments are all expected to be made in 2017.
Sempra LNG & Midstream
At December 31, 2016, Sempra LNG & Midstream has commitments to make future payments of $14 million primarily for natural gas transportation projects. The future payments under these contractual commitments are all expected to be made in 2017.
OTHER COMMITMENTS
SDG&E
In connection with the completion of the Sunrise Powerlink project in 2012, the CPUC required that SDG&E establish a fire mitigation fund to minimize the risk of fire as well as reduce the potential wildfire impact on residences and structures near the Sunrise Powerlink. The future payments for these contractual commitments are expected to be approximately $3 million per year, subject to escalation of 2 percent per year, for a remaining 53-year period. At December 31, 2016, the present value of these future payments of $118 million has been recorded as a regulatory asset as the amounts represent a cost that is expected to be recovered from customers in the future, and the related liability was $118 million.
Sempra LNG & Midstream
Additional consideration for a 2006 comprehensive legal settlement with the State of California to resolve the Continental Forge litigation included an agreement that, for a period of 18 years beginning in 2011, Sempra LNG & Midstream would sell to the California Utilities, subject to annual CPUC approval, up to 500 million cubic feet per day of regasified LNG from Sempra Mexico’s Energía Costa Azul facility that is not delivered or sold in Mexico at the price indexed to the California border minus $0.02 per MMBtu. There are no specified minimums required, and to date, Sempra LNG & Midstream has not been required to deliver any natural gas pursuant to this agreement.
ENVIRONMENTAL ISSUES
Our operations are subject to federal, state and local environmental laws. We also are subject to regulations related to hazardous wastes, air and water quality, land use, solid waste disposal and the protection of wildlife. These laws and regulations require that we investigate and correct the effects of the release or disposal of materials at sites associated with our past and our present operations. These sites include those at which we have been identified as a Potentially Responsible Party (PRP) under the federal Superfund laws and similar state laws.
In addition, we are required to obtain numerous governmental permits, licenses and other approvals to construct facilities and operate our businesses. The related costs of environmental monitoring, pollution control equipment, cleanup costs, and emissions fees are significant. Increasing national and international concerns regarding global warming and mercury, carbon dioxide, nitrogen oxide and sulfur dioxide emissions could result in requirements for additional pollution control equipment or significant emissions fees or taxes that could adversely affect Sempra LNG & Midstream and Sempra Mexico. The California Utilities’ costs to operate their facilities in compliance with these laws and regulations generally have been recovered in customer rates.
We discuss environmental matters related to the natural gas leak at SoCalGas’ Aliso Canyon natural gas storage facility above in “Legal Proceedings – SoCalGas – Aliso Canyon Natural Gas Storage Facility Gas Leak.”
Other Environmental Issues
We generally capitalize the significant costs we incur to mitigate or prevent future environmental contamination or extend the life, increase the capacity, or improve the safety or efficiency of property used in current operations. The following table shows our capital expenditures (including construction work in progress) in order to comply with environmental laws and regulations:

CAPITAL EXPENDITURES FOR ENVIRONMENTAL ISSUES
(Dollars in millions)
	Years ended December 31,
	2016	2015	2014
Sempra Energy Consolidated(1)	$53	$64	$45
SDG&E	17	24	23
SoCalGas	35	39	21

(1)	In cases of non-wholly owned affiliates, includes only our share.

We have not identified any significant environmental issues outside the United States.
At the California Utilities, costs that relate to current operations or an existing condition caused by past operations are generally recorded as a regulatory asset due to the probability that these costs will be recovered in rates.
The environmental issues currently facing us, except for those related to the Aliso Canyon natural gas leak as we discuss above or resolved during the last three years, include (1) investigation and remediation of the California Utilities’ manufactured-gas sites, (2) cleanup of third-party waste-disposal sites used by the California Utilities at sites for which we have been identified as a PRP and (3) mitigation of damage to the marine environment caused by the cooling-water discharge from SONGS.
The table below shows the status at December 31, 2016, of the California Utilities’ manufactured-gas sites and the third-party waste-disposal sites for which we have been identified as a PRP:

STATUS OF ENVIRONMENTAL SITES

	# Sites complete(1)	# Sites in process
SDG&E:
Manufactured-gas sites	3	—
Third-party waste-disposal sites	2	1
SoCalGas:
Manufactured-gas sites	39	3
Third-party waste-disposal sites	5	2

(1)	There may be ongoing compliance obligations for completed sites, such as regular inspections, adherence to land use covenants and water quality monitoring.

We record environmental liabilities at undiscounted amounts when our liability is probable and the costs can be reasonably estimated. In many cases, however, investigations are not yet at a stage where we can determine whether we are liable or, if the liability is probable, to reasonably estimate the amount or range of amounts of the costs. Estimates of our liability are further subject to uncertainties such as the nature and extent of site contamination, evolving cleanup standards and imprecise engineering evaluations. We review our accruals periodically and, as investigations and cleanups proceed, we make adjustments as necessary. The following table shows our accrued liabilities for environmental matters at December 31, 2016:

ACCRUED LIABILITIES FOR ENVIRONMENTAL MATTERS
(Dollars in millions)
	Manufactured- gas sites	Waste disposal sites (PRP)(1)	Former fossil- fueled power plants	Total(2)
SDG&E(3)	$—	$1	$1	$2
SoCalGas(4)	23	2	—	25
Other	—	1	—	1
Total Sempra Energy	$23	$4	$1	$28

(1)	Sites for which we have been identified as a Potentially Responsible Party.

(2)
Includes $8 million, $1 million and $7 million classified as current liabilities, and $20 million, $1 million and $18 million classified as noncurrent liabilities on Sempra Energy’s, SDG&E’s and SoCalGas’ Consolidated Balance Sheets, respectively.

(3)	Does not include SDG&E’s liability for SONGS marine mitigation.

(4)
Does not include SoCalGas’ liability for environmental matters for the natural gas leak at the Aliso Canyon facility. We discuss matters related to the leak above in “Legal Proceedings – SoCalGas – Aliso Canyon Natural Gas Storage Facility Gas Leak.”

We expect to pay the majority of these accruals over the next three years.
In connection with the issuance of operating permits, SDG&E and the other owners of SONGS previously reached an agreement with the California Coastal Commission (CCC) to mitigate the damage to the marine environment caused by the cooling-water discharge from SONGS during its operation. SONGS’ early retirement, described in Note 13, does not reduce SDG&E’s mitigation obligation. SDG&E’s share of the estimated mitigation costs is $89 million, of which $43 million has been incurred through December 31, 2016, and $46 million is accrued for remaining costs through 2050, which is recoverable in rates and included in Deferred Credits and Other Liabilities on Sempra Energy’s and SDG&E’s Consolidated Balance Sheets. The requirements for enhanced fish protection and restoration of coastal wetlands for the SONGS mitigation are in process. Work on the artificial reef that was dedicated in 2008 continues. The CCC has stated that it now requires an expansion of the reef because the existing reef may be too small to consistently meet the performance standards. In December 2016, SDG&E and Edison filed a joint application with the CPUC seeking rate recovery of the costs of the reef expansion. SDG&E’s share of the reef expansion costs currently forecasted through 2020 is $7 million. A decision in the proceeding is expected by the end of 2017.
NUCLEAR INSURANCE
SDG&E and the other owners of SONGS have insurance to cover claims from nuclear liability incidents arising at SONGS. This insurance provides $375 million in coverage limits, the maximum amount available, including coverage for acts of terrorism. In addition, the Price-Anderson Act provides for up to $13 billion of secondary financial protection (SFP). If a nuclear liability loss occurring at any U.S. licensed/commercial reactor exceeds the $375 million insurance limit, all nuclear reactor owners could be required to contribute to the SFP. SDG&E’s contribution would be up to $50.93 million. This amount is subject to an annual maximum of $7.6 million, unless a default occurs by any other SONGS owner. If the SFP is insufficient to cover the liability loss, SDG&E could be subject to an additional assessment.
The SONGS owners, including SDG&E, also have $2.75 billion of nuclear property, decontamination, and debris removal insurance, subject to a $2.5 million deductible for “each and every loss.” This insurance coverage is provided through Nuclear Electric Insurance Limited (NEIL). The NEIL policies have specific exclusions and limitations that can result in reduced or eliminated coverage. Insured members as a group are subject to retrospective premium assessments to cover losses sustained by NEIL under all issued policies. SDG&E could be assessed up to $10.4 million of retrospective premiums based on overall member claims. See Note 13 in “Settlement with NEIL” for discussion of an agreement between the SONGS co-owners and NEIL to settle all claims under the NEIL policies associated with the SONGS outage.
The nuclear property insurance program includes an industry aggregate loss limit for non-certified acts of terrorism (as defined by the Terrorism Risk Insurance Act). The industry aggregate loss limit for property claims arising from non-certified acts of terrorism is $3.24 billion. This is the maximum amount that will be paid to insured members who suffer losses or damages from these non-certified terrorist acts.
U.S. DEPARTMENT OF ENERGY NUCLEAR FUEL DISPOSAL
The Nuclear Waste Policy Act of 1982 made the DOE responsible for accepting, transporting, and disposing of spent nuclear fuel. However, it is uncertain when the DOE will begin accepting spent nuclear fuel from SONGS. This delay will lead to increased costs for spent fuel storage. SDG&E will continue to support Edison in its pursuit of claims on behalf of the SONGS co-owners against the DOE for its failure to timely accept the spent nuclear fuel. In April 2016, Edison executed a spent fuel settlement agreement with the DOE for $162 million covering damages incurred from January 1, 2006 through December 31, 2013. In May 2016, Edison refunded SDG&E $32 million for its respective share of the damage award paid. In applying this refund, SDG&E recorded a $23 million reduction to the SONGS regulatory asset, an $8 million reduction of its nuclear decommissioning balancing account and a $1 million reduction in its SONGS operation and maintenance cost balancing account.
In September 2016, Edison filed claims with the DOE for $56 million in spent fuel management costs incurred in 2014 and 2015 on behalf of the SONGS co-owners under the terms of the 2016 spent fuel settlement agreement. SDG&E’s respective share of the claim is $11 million. It is unclear whether the claim will be resolved through settlement or arbitration, when resolution is expected, and whether Edison will receive an award for the full claim amount.
In October 2015, the CCC approved Edison’s application for the proposed expansion of an ISFSI at SONGS. The ISFSI expansion began construction in 2016, will be fully loaded with spent fuel by 2019, and will operate until 2049, when it is assumed that the DOE will have taken custody of all the SONGS spent fuel. The ISFSI would then be decommissioned, and the site restored to its original environmental state.
CONCENTRATION OF CREDIT RISK
We maintain credit policies and systems to manage our overall credit risk. These policies include an evaluation of potential counterparties’ financial condition and an assignment of credit limits. These credit limits are established based on risk and return considerations under terms customarily available in the industry. We grant credit to utility customers and counterparties, substantially all of whom are located in our service territory, which covers most of Southern California and a portion of central California for SoCalGas, and all of San Diego County and an adjacent portion of Orange County for SDG&E. We also grant credit to utility customers and counterparties of our other companies providing natural gas or electric services in Mexico, Chile and Peru.
As they become operational, projects owned or partially owned by Sempra LNG & Midstream, Sempra Renewables, Sempra South American Utilities and Sempra Mexico place significant reliance on the ability of their suppliers, customers and partners to perform on long-term agreements and on our ability to enforce contract terms in the event of nonperformance. We consider many factors, including the negotiation of supplier and customer agreements, when we evaluate and approve development projects.